EXHIBIT 10.3

CONTRACT NO W56HZV-05-D-0057    2005FEB14

W56HZV-05-D-0057 2005FEB14
SARAH DAVIS (586)574-8495
AMSTA-AQ-ATAC
DAVISSA@TACOM.ARMY.MIL
W56HZV
TACOM WARREN
WARREN, MICHIGAN 48397-5000
HTTP://CONTRACTING.TACOM.ARMY.MIL
336211
NET 30 DAYS
DOA4
SEE SCHEDULE
S1002A
DCMA ORLANDO
3555 MAGUIRE BLVD
ORLANDO, FL 32803-3726
0GZB7
MILE MARKER INC.
2121 BLOUNT ROAD
POMPANO BEACH, FL 33069-4708
(954)782-0604
HQ0338
DFAS-COLUMBUS CENTER
DFAS-CO/SOUTH ENTITLEMENT OPERATION
P.O. BOX 182264 COLUMBUS, OH 43218-2264
SEE SCHEDULE
Contract Expiration Date: 2010FEB11
$0.00
X W56HZV04R0830
SEE SCHEDULE
MARIE T. GAPINSKI /SIGNED/
GAPINSKM@TACOM.ARMY.MIL (586)574-5333
1 33
SUPPLEMENTAL INFORMATION
Regulatory Cite Title Date _______________ __________________________________
1 52.204-4850 ACCEPTANCE APPENDIX FEB/2002
(TACOM)
(a) Contract Number W56HZV-05-D-0057 is awarded to Mile Marker Inc. The Government accepts your proposal dated 24 Sep 2004 in response to Solicitation
Number: W56HZV-04-R-0830, signed by Drew V. Aho, Executive Vice-President of your company. (b) The contractor, in it's proposal, provided the following data for the listed clauses in this contract: Section E, 52.246-4025, HIGHER-LEVEL CONTRACT QUALITY REQUIREMENT -- TACOM QUALITY SYSTEM REQUIREMENT: N/A
Section E,
52.246-4028, INSPECTION POINT: Mile Marker Inc.

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2121 Blount Road
Pompano Beach, FL 33069
Shipping Characteristics: (1) To be completed by the offeror:

(i) Type of "Outer" container: Wood Box X, Fiber Box , Barrel , Reel , Drum ,
_____ _____ _____ _____
Other (Specify) __________

(ii) Shipping configuration: Knocked-down , Set-up , Nested X, Other (specify) ;
 _____ _____ _______

(iii) Size of outer container: 45 inches (Length), x 14 inches (Width), x 18 inches (Height) = 6.5 Cubic FT;

(iv) Number of items per outer container 1 Each; __

(v) Gross weight of outer container and contents 215 LBS _____

(vi) Palletized/skidded X Yes No; _____ __________

(vii) Number of outer containers per pallet/skid 9 ; __

(viii) Weight of empty pallet bottom/skid and sides 45 LBS; ___

(ix) Size of pallet/skid and contents 1980 LBS Cube ; __________

(x) Number of outer containers or pallets/skids per railcar 22 * -- Size of railcar 50"6" X 9'2" X 11' __________ Type of railcar Box Car __________ (xi)
Number of outer containers or pallets/skids per trailer 22 *-- ___
Size of trailer 48' __________
Type of trailer SEMI ____________________

*Number of complete units (contract line item) to be shipped in carrier's equipment.
(2) To be completed by the Government after evaluation but before contract award:
(i) Rate used in evaluation ; __________
(ii) Tender/Tariff ; __________
(iii) Item ; __________
The guaranteed shipping characteristics requested in subparagraph (a)(1) of this clause do not establish actual transportation requirements, which are specified elsewhere in this solicitation. The guaranteed shipping characteristics will be used only for the purpose of evaluating offers and establishing any liability of the successful offeror for increased transportation costs resulting from actual shipping characteristics which differ from those used for evaluation in accordance with paragraph (a) of this clause.
[End of Clause]
Others: UNIT PRICES:
1st Year - $2,542.00
2nd Year - $2,542.00
3rd Year - $2,542.00
4th Year - $2,542.00
5th Year - $2,542.00
(c) Any attachments not included with this document will be provided by TACOM-Warren directly to the administrative contracting officer (ACO) via e-mail. A hard copy of the award will be sent to those ACOs not EDW (Electronic Document Workflow) capable. Technical data packages will be mailed by TACOM-Warren to the ACO on CD-ROM. Within one week of this award, any office not able to obtain these attachments from TACOM's website

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(http://contracting.tacom.army.mil/) and still requiring a copy, can request it by sending an e-mail message to the buyer listed on the front page of this contract.
(d) The following Amendment(s) to the solicitation are incorporated into this contract: None [End of Clause]
2 52.204-4016 TACOM-WARREN ELECTRONIC CONTRACTING SEP/2004
(TACOM)
(a) All TACOM solicitations and awards are distributed on the TACOM Warren Business Opportunities web page (http://contracting.tacom.army.mil/opportunity.htm) and are no longer available in hard copy. The TDPs and other documents, when _____________________________ available electronically, will be an attachment or linked to the solicitation package on the web. (b) You may need to use special software to view documents that we post on the home page. This viewing software is freeware, available for download at no cost from commercial web sites like Microsoft and Adobe. In cases where such software is required, we provide a link from our page to the commercial site where the software is available. Once you arrive at the software developer's site, follow their instructions to download the free viewer. You then can return to the TACOM home page. (c) You are required to submit your offer, bid, or quote electronically. Please go to the following webpage for detailed information about submitting your offer electronically: http://contracting.tacom.army.mil/ebidnotice.htm (d) Any award issued as a result of this solicitation will be distributed electronically. Awards posted on the TACOM Warren Business Opportunities web page represent complete OFFICIAL copies of contract awards and will include the awarded unit price. This is the notice required by Executive Order 12600 (June 23, 1987)of our intention to release unit prices in response to any request under the Freedom of Information Act (FOIA), 5 USC 552. Unit price is defined as the contract price per unit or item purchased as it appears in Section B of the contract and is NOT referring to nor does it include Cost or Pricing data/information. If you object to such release, and you intend on submitting an offer, notify the PCO in writing prior to the closing date identified in this solicitation and include the rationale for your objection consistent with the provisions of FOIA. A release determination will be made based on rationale given.
(e) If you have questions or need help in using the Acquisition Center Home Page, call our Electronic Contracting Help Desk at (586) 574-7059, or send an email message to: acqcenweb@tacom.army.mil ________________________ If you have questions about the content of any specific item posted on our home page, please call the buyer or point of contact listed for the item. For technical assistance in doing business with the Government, and doing business electronically, please visit the Procurement Technical Assistance Center Website at http://www.sellingtothegovernment.net/index.asp to find a location near you. [End of Clause]

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3 52.242-4021 NOTICE REGARDING PLACEMENT OF DELIVERY ORDERS AND CONTRACTUAL
JUL/1999
(TACOM) ADMINISTRATION
During the term of this contract, authority may be granted to agencies other than TACOM including Defense Supply Center, Defense Logistics Agency ("DSC/DLA"), Richmond, VA for placement of delivery orders under this contract. Administration of this contract may also be transferred to such agencies, including DSC/DLA.
3 33
W56HZV-05-D-0057
MILE MARKER INC.
 [End of Clause]
Purchased parts:
12469355, 12469393-1,-2, 12469356-1, 12469394, 12469357, 12469470, 12469392-3,
-4, 12480524.

*** END OF NARRATIVE A 001 ***
4 33
W56HZV-05-D-0057
MILE MARKER INC.
SUPPLIES OR SERVICES AND PRICES/COSTS SUPPLIES OR SERVICES AND PRICES/COSTS: IN THE FOUR DIGIT ITEM NUMBERS (CLINS) THAT FOLLOW, THE NUMBERING SYSTEM THAT IS USED IS AS FOLLOWS: THE FIRST THREE DIGITS SIGNIFY ITEM AND THE FOURTH (LAST) DIGIT SIGNIFIES THE APPLICABLE ORDERING YEAR, i.e., CLIN 0011 IS FOR THE FIRST ITEM - FIRST ORDERING YEAR, CLIN 0012 IS FOR THE FIRST ITEM - SECOND ORDERING YEAR, CLIN 0013 IS FOR THE FIRST ITEM - THIRD ORDERING YEAR, ETC. THE FINAL LINE ITEM(S) ASSOCIATED WITH EACH PART, SUCH AS FAT, TECHNICAL MANUALS, SERVICES, OR TRAINING, WILL BECOME THE LAST ITEM NUMBER IN NUMERICAL SEQUENCE FOR EACH ITEM, e.g. 0016 (5 YEAR LONG TERM CONTRACT) OR 0014 (3 YEAR LONG TERM CONTRACT). IF MORE THAN ONE ITEM IS BEING PROCURED, THE NUMBERS WILL BE 0026 OR 0024 DEPENDING ON THE LENGTH OF THE LONG TERM CONTRACT.
THE FOLLOWING DEFINITIONS APPLY TO THE
ENTIRE SOLICITATION AND RESULTING CONTRACT:
FIRST ORDERING YEAR OF THE CONTRACT IS THE DATE ___________________ OF AWARD PLUS 364 DAYS.
SECOND ORDERING YEAR OF THE CONTRACT IS 365 DAYS____________________
THROUGH 729 DAYS AFTER CONTRACT AWARD.
THIRD ORDERING YEAR OF THE CONTRACT IS 730 DAYS ___________________
THROUGH 1,094 DAYS AFTER CONTRACT AWARD.
FOURTH ORDERING YEAR OF THE CONTRACT IS 1,095____________________
DAYS THROUGH 1,459 DAYS AFTER CONTRACT AWARD.
FIFTH ORDERING YEAR OF THE CONTRACT IS 1,460 ___________________

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DAYS THROUGH 1,824 DAYS AFTER CONTRACT AWARD.
NOTE: THE PRICE APPLICABLE TO AN INDIVIDUAL
ORDER IS THE PRICE FOR THE ORDERING YEAR IN
WHICH THE ORDER IS ISSUED. THE DELIVERY DATE
DOES NOT DETERMINE THE ORDERING YEAR.

-----------------------------------------
The information presented below applies to
Item No. 0011 Through 0015:
Minimum 5 Year Quantity: 639 Kits
(This will be ordered at the time of the basic
contract award).
Maximum 5 Year Quantity: 15,975 Kits
(Inclusive of Option Years, if applicable)
5 33
W56HZV-05-D-0057
MILE MARKER INC.
ONLY THE MINIMUM 5 YEAR QUANTITY IS
GUARANTEED.
NOTE: EACH ORDERING YEAR ESTIMATE, AS WELL ____
AS EACH OPTION YEAR ESTIMATE, IF
APPLICABLE, IS A 12 MONTH AVERAGE MONTHLY DEMAND WITH
PROGRAM FACTORS BUILT IN
AND A 25% INCREASE PER YEAR.
THIS BUY IS CROSS REFERENCED TO
PRON: EH44R457EH
(For Internal Purposes Only).
******************************************
******************************************
CAUTION: OFFERORS MUST SUBMIT OFFERS
ELECTRONICALLY IN ACCORDANCE WITH
THE CLAUSE ENTITLED "ELECTRONIC OFFERS
REQUIRED IN RESPONSE TO THIS SOLICITATION"
(FAR 52.215-4850). (SEE SECTION L PROVISION)
******************************************
******************************************
(End of narrative A001)
0011 FIRST ORDERING YEAR KT $ 2,542.00000 ___________________ ______________
NSN: 2590-01-456-7879
NOUN: PARTS KIT, WINCH
FSCM: 19207
PART NR: 57K3541
SECURITY CLASS: Unclassified
Description/Specs./Work Statement _________________________________
TOP DRAWING NR: TDP 57K3541
Packaging and Marking _____________________
PACKAGING/PACKING/SPECIFICATIONS:
SEE PACKAGING REQUIREMENTS SHEET
LEVEL PRESERVATION: Military
LEVEL PACKING: B
Inspection and Acceptance _________________________
INSPECTION: Origin ACCEPTANCE: Origin

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

FOB POINT: Origin
6 33
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MILE MARKER INC.
0012 SECOND ORDERING YEAR KT $ 2,542.00000 ____________________ ______________
NSN: 2590-01-456-7879
NOUN: PARTS KIT, WINCH
FSCM: 19207
PART NR: 57K3541
SECURITY CLASS: Unclassified
Description/Specs./Work Statement _________________________________
TOP DRAWING NR: TDP 57K3541
Packaging and Marking _____________________
PACKAGING/PACKING/SPECIFICATIONS:
SEE PACKAGING REQUIREMENTS SHEET
LEVEL PRESERVATION: Military
LEVEL PACKING: B
Inspection and Acceptance _________________________
INSPECTION: Origin ACCEPTANCE: Origin
FOB POINT: Origin
7 33
W56HZV-05-D-0057
MILE MARKER INC.
0013 THIRD ORDERING YEAR KT $ 2,542.00000 ___________________ ______________
NSN: 2590-01-456-7879
NOUN: PARTS KIT, WINCH
FSCM: 19207
PART NR: 57K3541
SECURITY CLASS: Unclassified
Description/Specs./Work Statement _________________________________
TOP DRAWING NR: TDP 57K3541
Packaging and Marking _____________________
PACKAGING/PACKING/SPECIFICATIONS:
SEE PACKAGING REQUIREMENTS SHEET
LEVEL PRESERVATION: Military
LEVEL PACKING: B
Inspection and Acceptance _________________________
INSPECTION: Origin ACCEPTANCE: Origin
FOB POINT: Origin
8 33
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MILE MARKER INC.
0014 FOURTH ORDERING YEAR KT $ 2,542.00000 ____________________ ______________
NSN: 2590-01-456-7879
NOUN: PARTS KIT, WINCH
FSCM: 19207
PART NR: 57K3541
SECURITY CLASS: Unclassified
Description/Specs./Work Statement _________________________________

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

TOP DRAWING NR: TDP 57K3541
Packaging and Marking _____________________
PACKAGING/PACKING/SPECIFICATIONS:
SEE PACKAGING REQUIREMENTS SHEET
LEVEL PRESERVATION: Military
LEVEL PACKING: B
Inspection and Acceptance _________________________
INSPECTION: Origin ACCEPTANCE: Origin
FOB POINT: Origin
9 33
W56HZV-05-D-0057
MILE MARKER INC.
0015 FIFTH ORDERING YEAR KT $ 2,542.00000 ___________________ ______________
NSN: 2590-01-456-7879
NOUN: PARTS KIT, WINCH
FSCM: 19207
PART NR: 57K3541
SECURITY CLASS: Unclassified
Description/Specs./Work Statement _________________________________
TOP DRAWING NR: TDP 57K3541
Packaging and Marking _____________________
PACKAGING/PACKING/SPECIFICATIONS:
SEE PACKAGING REQUIREMENTS SHEET
LEVEL PRESERVATION: Military
LEVEL PACKING: B
Inspection and Acceptance _________________________
INSPECTION: Origin ACCEPTANCE: Origin
FOB POINT: Origin
10 33
W56HZV-05-D-0057
MILE MARKER INC.
DESCRIPTION/SPECIFICATIONS/WORK STATEMENT
Regulatory Cite Title Date _______________
______________________________________________________________________
____________ 1 52.211-4053 REQUIRED TAILORING LANGUAGE TO ELIMINATE CLASS I OZONE-DEPLETING MAR/2000 (TACOM) SUBSTANCES (CIODS)
(a) The purchase description or Technical Data Package (TDP) for this contract incorporates one or more specifications or standards that, in their unmodified form, either authorize or require the use of Class I Ozone-Depleting Substances (CIODS). For purposes of your performance on this contract, those specifications (which are identified in paragraph (b) of this clause) are modified by special tailoring language which appears in the TACOM Acquisition Center's web-site. Directions for reaching our web-site and locating the required tailoring language appear in paragraph (c) of this clause.
(b) Tailoring language to eliminate the authorization or requirement to use Class I Ozone-Depleting Substances (CIODS) is hereby incorporated into this contract by reference. Packaging Specifications MIL-L-61002 and MIL-STD-129, where they apply, are affected by

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

this tailoring language. Other specifications and standards affected are: MIL-C-53072.
(c) The CIODS listing that contains the required tailoring language is on the TACOM Acquisition Center web-site, which you can reach by using this URL: http://contracting.tacom.army.mil/ciods.html
[End of Clause]
2 52.246-4053 USE OF MIL-STD 1916 JAN/2001
(TACOM)
The Government will not accept lots whose samples submitted for acceptance contain nonconformances unless appropriately documented and approved by the contracting officer. The contractor shall use MIL-STD-1916, DOD Preferred Methods of Acceptance of Product. The Verification Level (VL) shall be VL IV for major characteristics and VL II for minor characteristics. MIL-HDBK-1916 provides guidance on the use of MIL-STD 1916. This handbook is not contractually binding.
[End of Clause]
11 33
W56HZV-05-D-0057
MILE MARKER INC.
INSPECTION AND ACCEPTANCE
Regulatory Cite Title Date _______________ _____________________________________
1 52.246-2 INSPECTION OF SUPPLIES--FIXED-PRICE AUG/1996
12 33
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MILE MARKER INC.
CONTRACT CLAUSES
Regulatory Cite Title Date _______________ ____________________________________
1 52.229-4 FEDERAL, STATE, AND LOCAL TAXES (NONCOMPETITIVE CONTRACT) APR/2003
2 52.232-16 PROGRESS PAYMENTS (Alt. III, dated March 2000) APR/2003
3 52.232-33 PAYMENT BY ELECTRONIC FUNDS TRANSFER--CENTRAL CONTRACTOR
 REGISTRATION OCT/2003
4 52.242-10 F.O.B. ORIGIN--GOVERNMENT BILLS OF LADING OR PREPAID POSTAGE
 APR/1984
5 52.246-2 INSPECTION OF SUPPLIES--FIXED PRICE AUG/1996
6 52.247-1 COMMERCIAL BILL OF LADING NOTATIONS the notation set forth in
 APR/1984 paragraph (a) of the clause applies in this contract.` The agency name in line one of the notation shall read:US ARMY TANK-AUTOMOTIVE &
ARMAMENTS COMMAND
7 52.247-29 F.O.B. ORIGIN JUN/1988
8 52.247-58 LOADING, BLOCKING, AND BRACING OF FREIGHT CAR SHIPMENTS APR/1984
9 52.247-59 F.O.B. ORIGIN - CARLOAD AND TRUCKLOAD SHIPMENTS APR/1984
10 52.247-65 F.O.B. ORIGIN - PREPAID FREIGHT - SMALL PACKAGE SHIPMENTS JAN/1991 11 52.248-1 VALUE ENGINEERING FEB/2000

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12 252.209-7004 SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE
MAR/1998 GOVERNMENT OF A TERRORIST COUNTRY per DoD interim rule, Federal Register 27 Mar 98
13 252.211-7005 SUBSTITUTIONS FOR MILITARY OR FEDERAL SPECIFICATIONS AND STANDARDS FEB/2003
14 252.225-7013 DUTY-FREE ENTRY JAN/2004
15 252.232-7004 DOD PROGRESS PAYMENT RATES OCT/2001
16 252.242-7003 APPLICATION FOR U.S. GOVERNMENT SHIPPING DOCUMENTATION/ INSTRUCTIONS DEC/1991
17 252.243-7002 REQUESTS FOR EQUITABLE ADJUSTMENT MAR/1998
18 52.209-1 QUALIFICATION REQUIREMENTS FEB/1995
(a) Definition: Qualification requirement, as used in this clause, means a Government requirement for testing or other quality ____________________________ assurance demonstration that must be completed before award.
(b) One or more qualification requirements apply to the supplies or services covered by this contract. For those supplies or services requiring qualification, whether the covered product or service is an end item under this contract or simply a component of an end item, the product, manufacturer, or source must have demonstrated that it meets the standards prescribed for qualification before award of this contract. The product, manufacturer, or source must be qualified at the time of award whether or not the name of the product, manufacturer, or source is actually included on a qualified products list, qualified manufacturers list, or qualified bidders list. Offerors should contact the agency activity designated below to obtain all requirements that they or their products or services, or their subcontractors or their products or services, must satisfy to become qualified and to arrange for an opportunity to demonstrate their abilities to meet the standards specified for qualification. SEE SUPPORTING ACTIVITY(IES) LISTED IN THE SPECIFICATION(S)
(Name) U.S. Army
(Address) Fort Belvoir Research, Development & Engineering ATTN: STRBE-TSE Fort Belvoir, VA 22060-5606
(c) If an offeror, manufacturer, source, product or service covered by a qualification requirement has already met the standards specified, the relevant information noted below should be provided.
Offeror's Name __________________________________________________________
Manufacturer's Name __________________________________________________________
Source's Name __________________________________________________________
Item Name __________________________________________________________
Service __________________________________________________________
Identification Test Number (to the extent known)
________________________________________ _________________________

(d) Even though a product or service subject to a qualification requirement is not itself an end item under this contract, the product, manufacturer, or source must nevertheless be qualified at the time of award of this contract. This is necessary whether the Contractor or a subcontractor will ultimately provide the product or service in question. If, after award, the Contracting Officer

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discovers that an applicable qualification requirement was not in fact met at the time of award, the Contracting Officer may either terminate this contract for default or allow performance to continue if adequate consideration is offered and the action is determined to be otherwise in the Government's best interests.
13 33
W56HZV-05-D-0057
MILE MARKER INC.
 (e) If an offeror, manufacturer, source product or service has met the qualification requirement but is not yet on a qualified products list, qualified manufacturers list, or qualified bidders list, the offeror must submit evidence of qualification prior to award of this contract. Unless determined to be in the Government's interest, award of this contract shall not be delayed to permit an offeror to submit evidence of qualification.
(f) Any change in location or ownership of the plant where a previously qualified product or service was manufactured or performed requires reevaluation of the qualification. Similarly, any change in location or ownership of a previously qualified manufacturer or source requires reevaluation of the qualification. The reevaluation must be accomplished before the date of award. [End of Clause]
19 52.212-5 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR JAN/2005 EXECUTIVE ORDERS--COMMERCIAL ITEMS
(a) The Contractor shall comply with the following FAR clause, which is incorporated in this contract by reference, to implement provisions of law or executive orders applicable to acquisitions of commercial items: 52.233-3, Protest after Award (31 U.S.C 3553).
(b) The Contractor shall comply with the (following, checked) FAR clauses in this paragraph (b), which the contracting officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items:
_X_(1) 52.203-6, Restrictions on Subcontractor Sales to the Government, with Alternate I (41 U.S.C. 253g and 10 U.S.C. 2402).
____(2) 52.219-3, Notice of Total HUBZone Small Business Set-Aside (Jan 1999).
____(3) 52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (Jan 1999) (if the offeror elects to waive the preference, it shall so indicate in its offer) ____(4) (i) 52.219-5, Very Small Business Set-Aside (Pub. L. 103-403, section 304, Small Business Reauthorization and Amendments Act of 1994).
____ (ii) Alternate I to 52.219-5.
____ (iii) Alternate II to 52.219-5.
____(5)(i)52.219-6, Notice of Total Small Business Aside (June 2003)
 (15 U.S.C.644)
____ (ii) Alternate I (Oct 1995) of 52.219-6.
____ (iii) Alternate II of 52.219-6.
(6)(i) 52.219-7, Notice of Partial Small Business Set Aside (June 2003)(15 U.S.C. 644). (ii) Alternate I (Oct 1995) of 52.219-7.
__X__(7) 52.219-8, Utilization of Small Business Concerns (15 U.S.C. 637 (d)(2) and (3)).

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__X__(8) 52.219-9, Small Business Subcontracting Plan (15 U.S.C. 637(d)(4))
____ (ii) Alternate I of 52.219-9.
___ x (iii) Alternate II of 52.219-9.
____(9) 52.219-14, Limitations on Subcontracting (15 U.S.C. 637(a)(14)).
____(10) (i) 52.219-23, Notice of Price Evaluation Adjustment for Small Disadvantaged Business Concerns (Pub. L. 103-355, section 7102, and 10 U.S.C.
2323) (if the offeror elects to waive the adjustment, it shall so indicate in its offer). ____ (ii)_Alternate I of 52.219-23.
__X_ (11) 52.219-25, Small Disadvantaged Business Participation Program-- Disadvantaged Status and Reporting (Pub. L. 103-355, section
7102, and 10 U.S.C. 2323).
___(12) 52.219-26, Small Disadvantaged Business Participation Program--Incentive Subcontracting (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).
___(13) 52.219-27, Notice of Total Service-Disabled Veteran-Owned Small Business Set-Aside
_X_(14) 52.222-3, Convict Labor (E.O. 11755)
_X__(15) 52.222-19, Child Labor--Cooperation with Authorities and Remedies (E.O.13126)
_X__(16) 52.222-21, Prohibition of Segregated Facilities (Feb 1999) _X__(17) 52.222-26, Equal Opportunity (E.O. 11246)
_X__(18) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (38 U.S.C. 4212).
_X__(19) 52.222-36, Affirmative Action for Workers with Disabilities (29 U.S.C.
793).
_X (20) 52.222-37, Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (38 U.S.C. 4212).
___(21) (i) 52.223-9, Estimate of Percentage of Recovered Material Content for EPA-Designated Products (42 U.S.C. 6962(c)(3)(A)(ii). ___ (ii) Alternate I of 52.223-9 (42 U.S.C. 6962(i)(2)(C)).
___(22) 52.225-1, Buy American Act--Supplies (41 U.S.C. 10a-10d).
(23)(i) 52.225-3, Buy American Act--Free Trade Agreements--Israeli Trade Act--(Jan 2004)(41 U.S.C. 10a-10d, 19 U.S.C. 3301 note, 19 14 33
U.S.C. 2112 note, Pub. L. 108-77, 108-178).
___ (ii) Alternate I of (Jan 2004)52.225-3.
___ (iii) Alternate II of (Jan 2004)52.225-3.
___(24) 52.225-5, Trade Agreements (Jan 2004)(19 U.S.C. 2501, et seq., 19 U.S.C.
3301 note).
_X__(25) 52.225-13, Restrictions on Certain Foreign Purchases (E.O.'s, proclamations, and statutes administered by the Office of Foreign assets Control of the Dept. of the Treasury).
___(26) 52.225-15, Sanctioned European Union Country End Products (E.O. 12849).
___(27) 52.225-16, Sanctioned European Union Country Services (E.O. 12849).
___(28) 52.232-29, Terms for Financing of Purchases of Commercial Items (41 U.S.C. 255(f), 10 U.S.C. 2307(f)).
___(29) 52.232-30, Installment Payments for Commercial Items(41 U.S.C. 255(f), 10 U.S.C. 2307(f)).
_X__(30) 52.232-33, Payment by Electronic Funds Transfer--Central Contractor Registration (31 U.S.C. 3332).

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___(31) 52.232-34, Payment by Electronic Funds Transfer--Other than Central
Contractor Regisration (31 U.S.C. 3332).
___(32) 52.232-36, Payment by Third Party (31 U.S.C. 3332).
___(33) 52.239-1, Privacy or Security Safeguards (5 U.S.C. 552a).
___(34) (i) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (46 U.S.C. 1241 & 10 U.S.C. 2631).
___ (ii) Alternate I of 52.247-64.
(c) The Contractor shall comply with the (following, checked) FAR clauses in this paragraph (c), applicable to commercial services, which the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or executive orders applicable to acquisitions of commercial items:
____(1) 52.222-41, Service Contract Act of 1965, As Amended (41 U.S.C. 351, et seq.).
____(2) 52.222-42, Statement of Equivalent Rates for Federal Hires (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).
____(3) 52.222-43, Fair Labor Standards Act and Service Contract Act--Price Adjustment (Multiple Year and Option Contracts) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).
____(4) 52.222-44, Fair Labor Standards Act and Service Contract
Act--Price Adjustment (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).
____(5) 52.222-47, SCA Minimum Wages and Fringe Benefits Applicable to Successor Contract Pursuant to Predecessor Contractor Collective Bargaining Agreement
(CBA) (41 U.S.C. 351, et seq.).
----
(d) Comptroller General Examination of Record. The Contractor shall comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215- 2, Audit and Records--Negotiation.
(1) The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractor's directly pertinent records involving transactions related to this contract.
(2) The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.
(3) As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.

(e)
(1) Notwithstanding the requirements of the clauses in paragraphs
(a), (b), (c) or (d) of this clause, the Contractor is not required to flow down any FAR clause, other than those in paragraphs (i) through (vi) of this paragraph, in a subcontract for commercial items or commercial components. Unless otherwise indicated below, the extent of the flow down shall be as required by the clause--
(i) 52.219-8, Utilization of Small Business Concerns (15 U.S.C. 637(d)(2) and
(3)), in all subcontracts that offer further subcontracting opportunities.
If the subcontract (except subcontracts to small business concerns) exceeds $500,000 ($1,000,000 for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.
(ii) 52.222-26, Equal Opportunity (E.O. 11246);
(iii) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (38 U.S.C. 4212);
(iv) 52.222-36, Affirmative Action for Workers with Disabilities (29 U.S.C.793);
(v) 52.222-41, Service Contract Act of 1965, As Amended, flow down required for all subcontracts subject to the Service Contract Act of 1965 (41 U.S.C. 351, et seq.).
(vi) 52.247-64, Preference for Privately-Owned U.S. Flag Commercial
Vessels (46 U.S.C. Appx 1241 and 10 U.S.C. 2631). Flow down required in accordance with paragraph (d) of FAR clause 52.247-64.
(2) While not required, the contractor may include in its subcontrats for commercial items a minimal number of additional clasues necessary to satisfy its contractual obligations.
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(End of clause)
20 52.216-18 ORDERING OCT/1995
(a) Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or task orders by the individuals or activities designated in the Schedule. Such orders may be issued from "Date of Contract Award" through "Five years from the Date of Contract Award".
(b) All delivery orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order and this contract, the contract shall control.
(c) If mailed, a delivery order or task order is considered issued when the Government deposits the order in the mail. Orders may ______________ be issued orally, by facsimile, or by electronic commerce methods only if authorized in the Schedule.
[End of Clause]
21 52.216-19 ORDER LIMITATIONS OCT/1995
(a) Minimum order. When the Government requires supplies or services covered by this contract in an amount of less than 639, the__________________ Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract.
(b) Maximum order. The Contractor is not obligated to honor-- _____________

(1) Any order for a single item in excess of 2556.
(2) Any order for a combination of items in excess of 2556; or
(3) A series of orders from the same ordering office within 30 days that together call for quantities exceeding the limitation in subparagraph (1) or (2) of this section.
(c) If this is a requirements contract (i.e., includes the REQUIREMENTS clause at subsection 52.216-21 of the Federal Acquisition Regulation (FAR)), the Government is not required to order a part of any one requirement from the Contractor if that requirement exceeds the maximum-order limitations in paragraph (b) of this section.
(d) Notwithstanding paragraphs (b) and (c) of this section, the Contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within 30 days after issuance, with written notice stating the Contractor's intent not to ship the item (or items) called for and the reasons. Upon receiving this notice, the Government may acquire the supplies or services from another source.
[End of Clause]
22 52.216-22 INDEFINITE QUANTITY OCT/1995
(a) This is an indefinite-quantity contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies and services specified in the Schedule are estimates only and are not purchased by this contract.
(b) Delivery or performance shall be made only as authorized by orders issued in accordance with the ORDERING clause. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in the Schedule up to and including the quantity designated in the Schedule as the maximum. The Government shall order at least the quantity of supplies or services _____ designated in the Schedule as the minimum. _______
(c) Except for any limitations on quantities in the ORDER LIMITATIONS clause or in the Schedule, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.
(d) Any order issued during the effective period of this contract and not completed by the Contractor within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor's and Government's rights and obligations with respect to that order to the same extent as if the order were completed during the contract's effective period; provided, that the Contractor shall not be required to make any deliveries under this contract after "Six and one half (6 1/2) years_____
16 33
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MILE MARKER INC.
after Contract Award".
[End of Clause]
23 252.212-7001 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR JAN/2005
EXECUTIVE ORDERS APPLICABLE TO DEFENSE ACQUISITIONS OF COMMERCIAL ITEMS

(a) The Contractor agrees to comply with the following Federal Acquisition Regulation (FAR) clause which, if checked, is included in this contract by reference to implement a provision of law applicable to acquisitions of commercial items or components.
( ) 52.203-3 Gratuities (APR 1984) (10 U.S.C.
2207) (b) The Contractor agrees to comply with any clause that is checked on the following list of DFARS clauses which, if checked, is included in this contract by reference to implement provisions of law of Executive orders applicable to acquisitions of commercial items or components.
__X___252.205-7000 Provision of Information to Cooperative Agreement Holders
(10 U.S.C. 2416).
__X___252.219-7003 Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan (DoD Contracts) (15 U.S.C. 637).
____ 252.219-7004 Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan (Test Program)(15 U.S.C. 637 note).
__X___252.225-7001 Buy American Act and Balance of Payments Program (41 U.S.C.
 10a-10d, E.O. 10582).
__X___252.225-7012 Preference for Certain Domestic Commodities.
_____252.225-7014 Preference for Domestic Specialty Metals (10 U.S.C. 2533a).
_____252.225-7015 Restriction on Acquisition of Hand or Measuring Tools
(10 U.S.C. 2533a).
__X___252.225-7016 Restriction on Acquisition of Ball and Roller Bearings.
(____ Alternate I)(10 U.S.C. 2534 and Sect. 8099 of Pub.L. 104-61 and similar sections in subsequent DoD app. acts).
__X___252.225-7021 Trade Agreements (19 U.S.C.2501-2518 and 19 U.S.C.3301 note).
_____252.225-7027 Restriction on Contingent Fees for Foreign Military Sales
(22 U.S.C. 2779).
_____252.225-7028 Exclusionary Policies and Practices of Foreign Governments
(22 U.S.C. 2755).
_____252.225-7036 Buy American Act--Free Trade Agreements--Balance of Payments Program (JAN 2004)(___Alternate I)(41 U.S.C. 10a-10d and 19 U.S.C. 3301 note). ____ 252.225-7038 Restriction on Acquisition of Air Circuit Breakers
(10 U.S.C. 2534(a)(3)).
__X__ 252.226-7001 Utilization of Indian Organizations, Indian-Owned Economic Enterprises and Native Hawaiian Small Business Concerns Section 8021 of Pub.L. 107-248).
_____252.227-7015 Technical Data--Commercial Items (10 U.S.C. 2320).
_____252.227-7037 Validation of Restrictive Markings on Technical Data (10 U.S.C. 2321).
_X___252.232-7003 Electronic Submission of Payment Requests (10 U.S.C. 2227). __X___252.243-7002 Requests for Equitable Adjustment (10 U.S.C. 2410).
X 252.247-7023 Transportation of Supplies by Sea (10U.S.C. 2631)
(_X___Alternate I) (_____Alternate II) (____ Alternate III)(10 U.S.C. 2631) _____252.247-7024 Notification of Transportation of Supplies by Sea (10 U.S.C.
2631). (c) In addition to the clauses listed in paragraph (e) of the Contract Terms and Conditions Required to Implement Statutes or
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                                       15

Executive Orders--Commercial Items clause (FAR 52.212-5) of this contract, the Contractor shall include the terms of the following clauses, if applicable, in subcontracts for commercial items or commercial components, awarded at any tier under this contract:
252.225-7014 Preference for Domestic Specialty Metals, Alternate I
(10 U.S.C. 2533a).
252.247-7023 Transportation of Supplies by Sea (10 U.S.C. 2631)
252.247-7024 Notification of Transportation of Supplies by Sea (10 U.S.C. 2631). (End of clause) 24 52.211-4053 REQUIRED TAILORING LANGUAGE TO ELIMINATE CLASS I OZONE-DEPLETING MAR/2000 (TACOM) SUBSTANCES
(a) The purchase description or Technical Data Package (TDP) for this purchase order incorporates one or more specifications or standards that, in their unmodified form, either authorize or require the use of Class I Ozone-Depleting Substances (CIODS). For purposes of your performance on this purchase order, those specifications (which are identified in paragraph (b) of this clause) are modified by special tailoring language which appears in the TACOM Acquisition Center's web-site. Directions for reaching our web-site and locating the required tailoring language appear in paragraph (c) of this clause.
(b) Tailoring language to eliminate the authorization or requirement to use Class I Ozone-Depleting Substances (CIODS) is hereby incorporated into this contract by reference. Packaging Specifications MIL-L-61002 and MIL-STD-129, where they apply, are affected by this tailoring language. Other specifications and standards affected are: MIL-C-53072.
(c) The CIODS listing that contains the
required tailoring language is on the TACOM Acquisition Center web-site, which you can reach by using this URL: http://contracting.tacom.army.mil/ciods.html [End of Clause]
25 52.211-4515 PACKAGING REQUIREMENT (SPECIAL PACKAGING INSTRUCTIONS)
DEC/2004 (TACOM)
(a) Military preservation, packing, and marking for this contract/order shall be accomplished in accordance with the specific requirements identified below, all the applicable requirements of, MIL-STD-2073-1, Revision D, Dated 15 Dec 1999 and Notice 1, dated 10 May 2002, and the Special Packaging Instruction, see below.
(1) LEVEL OF PRESERVATION: Military
(2) LEVEL OF PACKING: B
(3) QUANTITY PER UNIT PACKAGE: 001
(4) SPECIAL PACKAGING INSTRUCTION NUMBER. AK14567879
(a) REVISION As listed on TDPL.
(b) DATE OF REVISION As listed on TDPL. (b) Unitization: Shipments of identical items going to the same destination shall be palletized if they have a total cubic displacement of 50 cubic feet or more unless skids or other forklift handling features are included on the containers. Pallet loads must be stable, and to the greatest extent possible, provide a level top for ease of stacking. A palletized load shall be of a size to allow for placement of two loads high and wide in a conveyance. The weight capacity of the pallet must be adequate for the load.

The preferred commercial expendable pallet is a 40 x 48 inch, 4-way entry pallet although variations may be permitted as dictated by the characteristics of the items being unitized. The load shall be contained in a manner that will permit safe handling during shipment and storage
(c) Marking:
(1) In addition to any special markings called out on the SPI, all unit packages, intermediate packs, exterior shipping containers, and, as applicable, unitized loads shall be marked in accordance with MIL-STD-129P(2), dated 10 Feb 2004, including bar coding. The contractor is responsible for application of special markings as discussed in the Military Standard regardless of whether specified in the contract/order or not. Special markings include, but are not limited to, Shelf-life markings, structural markings, and transportation special handling markings. The marking of pilferable and sensitive materiel will not identify the nature of the
18 33 W56HZV-05-D-0057
MILE MARKER INC. materiel.
(2) Contractors and vendors shall apply identification and address markings with bar codes in accordance with this standard. For shipments moving to overseas locations and for mobile deployable units, the in-the-clear address must also include the host country geographic address and the APO/FPO address. A Military Shipment Label (MSL) is required for all shipments except contractor to contractor. The MSL will include both linear and 2D bar codes per the standard. DVD shipment documentation must also be marked with additional bar codes. The
DD Form 250 or the commercial packing list shall have additional issue/receipt bar coding applied as per Direct Vendor Delivery Shipments in the standard (except for deliveries to DLA Distribution Depots, e.g. New Cumberland, San Joaquin, Red River, Anniston). . Packing lists are required in accordance with the Standard, see paragraph 5.3.
(3) Contractor to contractor shipments shall have the address markings applied to the identification marked side of the exterior shipping container or to the unitized load markings. The following shall be marked "FROM: name and address of consignor and TO: name and address of consignee".
(4) Computer Automated Transportation Tool(CATT). The following website provides detailed instructions for downloading and installing the Military Shipment Label/Issue Receipt Document (CATT MSL/IRRD) software that will generate a Military Shipping Label to include the required Code 39 and 2D(PDF417) bar codes on the label: (http://www.asset-trak.com/catt/msl_irrd/mslirrdmain.htm) This program was developed by the Army and is free to those with government contracts. Two contractors have introduced a version of the MSL software that can be purchased by contractors. Both programs produce labels that appear to be in compliance with the requirements of MILSTD- 129P. Contractors are MILPAC (http://milpac.com/) and Easysoft Corporation (http://easysoftcorp.com/).

Ensure that the ship to and mark for in-the-clear delivery address is complete including: consignees name, organization, department name, office, building, room, street address, city, state, country code, & DODAAC.
(d) Heat Treatment and Marking of Wood Packaging Materials: Boxes/pallets and any wood used as inner packaging made of nonmanufactured wood shall be heat-treated. All non-manufactured wood used in packaging shall be heat treated to a core temperature of 56 degrees Celsius for a minimum of 30 minutes. The box/ pallet manufacturer and the manufacturer of wood used as inner packaging shall be affiliated with an inspection agency accredited by the board of review of the American Lumber Standard Committee. The box/pallet manufacturer and the manufacturer of wood used as inner packaging shall ensure traceability to the original source of heat treatment. Each box/pallet shall be marked to show the conformance to the International Plant Protection Convention Standard. The quality mark shall be placed on both ends of the outer packaging, between the end cleats or end battens; on two sides of the pallet. Foreign manufacturers shall have the heat treatment of non-manufactured wood products verified in accordance with their National Plant Protection Organizations compliance program.
(e) Hazardous Materials(As applicable):
(1) Hazardous Materials is defined as a substance, or waste which has been determined by the Secretary of Transportation to be capable of posing an unreasonable risk to health, safety, and property when transported in commerce and which has been so designated. (This includes all items listed as hazardous in Titles 29, 40 and 49 CFR and other applicable modal regulations effective at the time of shipment.)
(2) Unless otherwise specified, packaging and marking for hazardous material shall comply with the requirements herein for the mode of transport and the applicable performance packaging contained in the following documents:
International Air Transport Association (IATA) Dangerous Goods Regulations International Maritime Dangerous Goods Code (IMDG) Code of Federal Regulations
(CFR) Title 29, Title 40 and Title 49 Joint Service Regulation AFJMAN24-204/TM38-250/NAVSUPPUB 505/MCO
P4030.19/DLAM 4145.3 (for military air shipments).
(3) If the shipment originates from outside the continental United States, the shipment shall be prepared in accordance with the United Nations Recommendations on the Transport of Dangerous Goods in a manner acceptable to the Competent Authority of the nation of origin and in accordance with regulations of all applicable carriers. A Product Material Safety Data Sheets (MSDS) is required to be included with every unit pack and intermediate container and shall be included with the packing list inside the sealed pouch attached to the outside of the package.
(f)This SPI has been validated and the method of preservation/packing has proven successful in meeting the needs of the military distribution system, including indeterminate storage and shipment throughout the world. Special instructions and/or tailoring of the SPI is detailed in the Supplemental Instructions below.

A prototype package is required to validate the sizes and fit requirements of the SPI. Minor dimensional and size changes are acceptable provided contractor provides the PCO and ACO with notification 60 days prior to delivery. Any design changes or changes in the method of preservation that provide a cost savings without degrading the method of preservation or packing or affecting the serviceability of the item will be considered and responded to within 10 days of submission to PCO and ACO. Government reserves the right to require testing to validate alternate industrial preservation methods, materials, alternate blocking, bracing, cushioning, and packing.
(f) SUPPLEMEMTAL INSTRUCTIONS: None.
19 33 W56HZV-05-D-0057 MILE MARKER INC.
[End of Clause]
26 52.242-4457 DELIVERY SCHEDULE FOR DELIVERY ORDERS OCT/2002
(TACOM)
(a) Unless we specify a different delivery schedule in an individual delivery order, the following delivery schedule applies to delivery orders under this contract:
(1) Start deliveries 150 days after the delivery order date. Continue delivering every thirty days, if necessary, until all items are delivered.
(i) You'll deliver a minimum of 213 units every 30 days;
(ii) You'll deliver a maximum of 1278 units every 30 days
(iii) You can deliver more than the maximum number of units every thirty days at no additional cost to the Government
(2) Delivery is defined as follows:
(i) FOB Origin - Contractor is required to deliver its shipment as provided in FAR
52.247-29(a)(1)-(4) by the time __________ specified in the individual delivery order.
(ii) FOB Destination - Contractor is required to deliver its shipment as provided in FAR 52.247-34(a)(1)-(2) by the time _________________
specified in the individual delivery order. The contractor must take into consideration the length of time necessary to deliver its shipment to the destination designated in the delivery order, to ensure that the item reaches its destination by the time reflected in the delivery order.
(3) Proposing an accelerated delivery schedule will not prejudice your offer. However, if you propose a delivery schedule longer than the schedule listed above, or a maximum quantity less than what is requested in Paragraph (a)(1)(ii) above, your offer may be determined unacceptable for award.
(b) CONTRACTOR'S PROPOSED SCHEDULE: ______________________________
(1) I WILL START DELIVERIES 150 DAYS AFTER THE AWARD DATE; OR, IF APPLICABLE,___ DAYS AFTER AWARD IF FIRST ARTICLE TEST IS WAIVED. DELIVERIES ON SUBSEQUENT DELIVERY ORDERS WILL START 60 DAYS AFTER DELIVERY ORDER AWARD DATE.

(2) I WILL DELIVER A QUANTITY OF 1278 UNITS EVERY 30 DAYS, BUT I HAVE THE CAPABILITY TO DELIVER UP TO A MAXIMUM OF _______UNITS EVERY 30 DAYS. ______
[End of Clause] 27
52.246-4053 USE OF MIL-STD 1916 JAN/2001
(TACOM) The Government will not accept lots whose samples submitted for acceptance contain nonconformances unless appropriately documented and approved by the contracting officer. The contractor shall use MIL-STD- 1916, DOD Preferred Methods of Acceptance of Product. The Verification Level (VL) shall be VL IV for major characteristics and VL II for minor characteristics. MIL-HDBK-1916 provides guidance on the use of MIL-STD 1916. This handbook is not contractually binding.
[End of Clause]
28 52.204-7
CENTRAL CONTRACTOR REGISTRATION OCT/2003
(a) Definitions. As used in this clause-- "Central Contractor Registration (CCR) database" means the primary Government repository for contractor information required for the conduct of business with the Government. "Commercial and Government Entity (CAGE) code" means-
(1) A code assigned by the Defense Logistics Information Service (DLIS) to identify a commercial or Government entity; or
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(2) A code assigned by a member of the North Atlantic Treaty Organization that
DLIS records and maintains in the CAGE master file. This type of code is known as an "NCAGE code." "Data Universal Numbering System (DUNS) number" means the 9-digit number assigned by Dun and Bradstreet, Inc. (D&B) to identify unique business entities.
"Data Universal Numbering System +4 (DUNS+4) number" means the DUNS number assigned by D&B plus a 4-character suffix that may be assigned by a business concern. (D&B has no affiliation with this 4-character suffix.) This 4-character suffix may be assigned at the discretion of the business concern to establish additional CCR records for identifying alternative Electronic Funds Transfer
(EFT) accounts (see Subpart 32.11 of the Federal Acquisition Regulation) for the same parent concern. "Registered in the CCR database" means that-
(1) The Contractor has entered all mandatory information, including the DUNS number or the DUNS+4 number, into the CCR database;
(2) The Contractor's CAGE code is in the CCR database; and
(3) The Government has validated all mandatory data fields and has marked the records "Active." (b)
(1) By submission of an offer, the offeror acknowledges the requirement that a prospective awardee shall be registered in the CCR database prior to award, during performance, and through final payment of any contract, basic agreement, basic ordering agreement, or blanket purchasing agreement resulting from this solicitation.

(2) The offeror shall enter, in the block with its name and address on the cover page of its offer, the annotation DUNS or DUNS+4 followed by the DUNS or DUNS+4 number that identifies the offerors name and address exactly as stated in the offer. The DUNS number will be used by the Contracting Officer to verify that the offeror is registered in the CCR database.
(c) If the offeror does not have a DUNS number, it should contact Dun and Bradstreet directly to obtain one.
(1) An offeror may obtain a DUNS number (i) If located within the United States, by calling Dun and Bradstreet at 1-866-705-5711 or via the Internet at http://www.dnb.com/; or
(ii) If located outside the United States, by contacting the local Dun and Bradstreet office.
(2) The offeror should be prepared to provide the following information:
(i) Company legal business name.
(ii) Tradestyle, doing business, or other name by which your entity is commonly recognized.
(iii) Company physical street address, city, state and Zip Code.
(iv) Company mailing address, city, state and Zip Code (if separate from physical).
(v) Company telephone number.
(vi) Date the company was started.
(vii) Number of employees at your location.
(viii) Chief executive officer/key manager.
(ix) Line of business (industry).
(x) Company Headquarters name and address (reporting relationship within your entity).
(d) If the Offeror does not become registered in the CCR database in the time prescribed by the Contracting Officer, the Contracting Officer will proceed to award to the next otherwise successful registered Offeror.
21 33 W56HZV-05-D-0057
MILE MARKER INC.
 (e) Processing time, which normally takes 48 hours, should be taken into consideration when registering. Offerors who are not registered should consider applying for registration immediately upon receipt of this solicitation.
(f) The Contractor is responsible for the accuracy and completeness of the data within the CCR database, and for any liability resulting from the Governments reliance on inaccurate or incomplete data. To remain registered in the CCR database after the initial registration, the Contractor is required to review and update on an annual basis from the date of initial registration or subsequent updates its information in the CCR database to ensure it is current, accurate and complete. Updating information in the CCR does not alter the terms and conditions of this contract and is not a substitute for a properly executed contractual document.
(1)
(i) If a Contractor has legally changed its business name, doing business as name, or division name (whichever is shown on the contract), or has transferred the assets used in performing the contract, but has not completed the necessary requirements regarding novation and change-of-name agreements in Subpart 42.12, the Contractor shall provide the responsible Contracting Officer a minimum of one business days written notification of its intention to:

(A) Change the name in the CCR database;
(B) Comply with the requirements of Subpart 42.12 of the FAR;
(C) Agree in writing to the timeline and procedures specified by the responsible Contracting Officer. The Contractor must provide with the notification sufficient documentation to support the legally changed name.
(ii) If the Contractor fails to comply with the requirements of paragraph
(g)(1)(i) of this clause, or fails to perform the agreement at paragraph
(g)(1)(i)(C) of this clause, and, in the absence of a properly executed novation or change-of-name agreement, the CCR information that shows the Contractor to be other than the Contractor indicated in the contract will be considered to be incorrect information within the meaning of the Suspension of Payment paragraph of the electronic funds transfer (EFT) clause of this contract.
(2) The Contractor shall not change the name or address for EFT payments or manual payments, as appropriate, in the CCR record to reflect an assignee for the purpose of assignment of claims (see FAR Subpart 32.8, Assignment of Claims). Assignees shall be separately registered in the CCR database. Information provided to the Contractors CCR record that indicates payments, including those made by EFT, to an ultimate recipient other than that Contractor will be considered to be incorrect information within the meaning of the Suspension of payment paragraph of the EFT clause of this contract.
(g) Offerors and Contractors may obtain information on registration and annual confirmation requirements via the Internet at http://www.ccr.gov/ or by calling 1-888-227-2423, or 269-961-5757.
[End of Clause]
29 52.211-16 VARIATION IN QUANTITY APR/1984
(a) A variation in the quantity of any item called for by this contract will not be accepted unless the variation has been caused by conditions of loading, shipping, or packing, or allowances in manufacturing processes, and then only to the extent, if any, specified in paragraph (b) below.
(b) The permissible variation shall be limited to: ZERO percent increase; and ____ ZERO percent decrease. ____ This increase or decrease shall apply to THE TOTAL CONTRACTUAL QUANTITY.
[End of Clause]
30 52.212-4 CONTRACT TERMS AND CONDITIONS--COMMERCIAL ITEMS OCT/2003
(a) Inspection/Acceptance. The Contractor shall only tender for acceptance those items that conform to the requirements of this contract. The Government reserves the right to inspect or test any supplies or services that have been tendered for acceptance. The Government may require repair or replacement of nonconforming supplies or reperformance of nonconforming services at no increase in contract price. The Government must exercise its post-acceptance rights --
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 (1) Within a reasonable time after the defect was discovered or should have been discovered; and

(2) Before any substantial change occurs in the condition of the item, unless the change is due to the defect in the item.
(b) Assignment. The Contractor or its assignee may assign its rights to receive payment due as a result of performance of this contract to a bank, trust company, or other financing institution, including any Federal lending agency in accordance with the Assignment of Claims Act (31 U.S.C.3727). However, when a third party makes payment (e.g., use of the Governmentwide commercial purchase card), the Contractor may not assign its rights to receive payment under this contract.
(c) Changes. Changes in the terms and conditions of this contract may be made only by written agreement of the parties.
(d) Disputes. This contract is subject to the Contract Disputes Act of 1978, as amended (41 U.S.C. 601-613). Failure of the parties to this contract to reach agreement on any request for equitable adjustment, claim, appeal or action arising under or relating to this contract shall be a dispute to be resolved in accordance with the clause at FAR 52.233-1, Disputes, which is incorporated herein by reference. The Contractor shall proceed diligently with performance of this contract, pending final resolution of any dispute arising under the contract.
(e) Definitions. The clause at FAR 52.202-1, Definitions, is incorporated herein by reference.
(f) Excusable delays. The Contractor shall be liable for default unless nonperformance is caused by an occurrence beyond the reasonable control of the Contractor and without its fault or negligence such as, acts of God or the public enemy, acts of the Government in either its sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, unusually severe weather, and delays of common carriers. The Contractor shall notify the Contracting Officer in writing as soon as it is reasonably possible after the commencement of any excusable delay, setting forth the full particulars in connection therewith, shall remedy such occurrence with all reasonable dispatch, and shall promptly give written notice to the Contracting Officer of the cessation of such occurrence.
(g) Invoice.
(1) The Contractor shall submit an original invoice and three copies (or electronic invoice, if authorized) to the address designated in the contract to receive invoices. An invoice must include --
(i) Name and address of the Contractor;
(ii) Invoice date and number;
(iii) Contract number, contract line item number and, if applicable, the order number;
(iv) Description, quantity, unit of measure, unit price and extended price of the items delivered;
(v) Shipping number and date of shipment, including the bill of lading number and weight of shipment if shipped on Government bill of lading;
(vi) Terms of any discount for prompt payment offered;
(vii) Name and address of official to whom payment is to be sent;
(viii) Name, title, and phone number of person to notify in event of defective invoice; and
(ix) Taxpayer Identification Number (TIN). The Contractor shall include its TIN on the invoice only if required elsewhere in this contract.

(x) Electronic funds transfer (EFT) banking information.
(A) The Contractor shall include EFT banking information on the invoice only if required elsewhere in this contract.
(B) If EFT banking information is not required to be on the invoice, in order for the invoice to be a proper invoice, the Contractor shall have submitted correct EFT banking information in accordance with the applicable solicitation provision, contract clause (e.g., 52.232-33, Payment by Electronic Funds Transfer-Central Contractor Registration, or 52.232-34, Payment by Electronic Funds Transfer-Other Than Central Contractor Registration), or applicable agency procedures.
(C) EFT banking information is not required if the Government waived the requirement to pay by EFT.
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 (2) Invoices will be handled in accordance with the Prompt Payment Act (31
U.S.C. 3903) and Office of Management and Budget (OMB) prompt payment regulations at 5 CFR part 1315.
(h) Patent indemnity. The Contractor shall indemnify the Government and its officers, employees and agents against liability, including costs, for actual or alleged direct or contributory infringement of, or inducement to infringe, any United States or foreign patent, trademark or copyright, arising out of the performance of this contract, provided the Contractor is reasonably notified of such claims and proceedings.
(i) Payment. Payment shall be made for items accepted by the Government that have been delivered to the delivery destinations set forth in this contract. The Government will make payment in accordance with the Prompt Payment Act (31 U.S.C. 3903) and OMB prompt payment regulations at 5 CFR part 1315. In connection with any discount offered for early payment, time shall be computed from the date of the invoice. For the purpose of computing the discount earned, payment shall be considered to have been made on the date which appears on the payment check or the specified payment date if an electronic funds transfer payment is made.
(j) Risk of loss. Unless the contract specifically provides otherwise, risk of loss or damage to the supplies provided under this contract shall remain with the Contractor until, and shall pass to the Government upon:
(1) Delivery of the supplies to a carrier, if transportation is f.o.b. origin;
or
(2) Delivery of the supplies to the Government at the destination specified in the contract, if transportation is f.o.b. destination.
(k) Taxes. The contract price includes all applicable Federal, State, and local taxes and duties.
(l) Termination for the Government's convenience. The Government reserves the right to terminate this contract, or any part hereof, for its sole convenience. In the event of such termination, the Contractor shall immediately stop all work hereunder and shall immediately cause any and all of its suppliers and subcontractors to cease work. Subject to the terms of this contract, the Contractor shall be paid a percentage of the contract price reflecting the percentage of the work performed prior to the notice of termination, plus reasonable charges the Contractor can demonstrate to the satisfaction of the Government using its standard record keeping system, have resulted from the termination.

The Contractor shall not be required to comply with the cost accounting standards or contract cost principles for this purpose. This paragraph does not give the Government any right to audit the Contractor's records. The Contractor shall not be paid for any work performed or costs incurred which reasonably could have been avoided.
(m) Termination for cause. The Government may terminate this contract, or any part hereof, for cause in the event of any default by the Contractor, or if the Contractor fails to comply with any contract terms and conditions, or fails to provide the Government, upon request, with adequate assurances of future performance. In the event of termination for cause, the Government shall not be liable to the Contractor for any amount for supplies or services not accepted, and the Contractor shall be liable to the Government for any and all rights and remedies provided by law. If it is determined that the Government improperly terminated this contract for default, such termination shall be deemed a termination for convenience.
(n) Title. Unless specified elsewhere in this contract, title to items furnished under this contract shall pass to the Government upon acceptance, regardless of when or where the Government takes physical possession.
(o) Warranty. The Contractor warrants and implies that the items delivered hereunder are merchantable and fit for use for the particular purpose described in this contract.
(p) Limitation of liability. Except as otherwise provided by an express warranty, the Contractor will not be liable to the Government for consequential damages resulting from any defect or deficiencies in accepted items.
(q) Other compliances. The Contractor shall comply with all applicable Federal, State and local laws, executive orders, rules and regulations applicable to its performance under this contract.
(r) Compliance with laws unique to Government contracts. The Contractor agrees to comply with 31 U.S.C. 1352 relating to limitations on the use of appropriated funds to influence certain Federal contracts; 18 U.S.C. 431 relating to officials not to benefit; 40 U.S.C. 327, et seq., Contract Work Hours and Safety Standards Act; 41 U.S.C. 51-58, Anti-Kickback Act of 1986; 41 U.S.C. 265 and 10 U.S.C. 2409 relating to whistleblower protections; 49 U.S.C. 40118, Fly American; and 41 U.S.C. 423 relating to procurement integrity.
(s) Order of precedence. Any inconsistencies in this solicitation or contract shall be resolved by giving precedence in the following order:
(1) The schedule of supplies/services.
(2) The Assignments, Disputes, Payments, Invoice, Other Compliances, and Compliance with Laws Unique to Government Contracts paragraphs of this clause.
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(3) The clause at 52.212-5.

(4) Addenda to this solicitation or contract, including any license agreements for computer software.
(5) Solicitation provisions if this is a solicitation.
(6) Other paragraphs of this clause.
(7) The Standard Form 1449.
(8) Other documents, exhibits, and attachments.
(9) The specification.
(t) Central Contractor Registration (CCR).
(1) Unless exempted by an addendum to this contract, the Contractor is responsible during performance and through final payment of any contract for the accuracy and completeness of the data within the CCR database, and for any liability resulting from the Government's reliance on inaccurate or incomplete data. To remain registered in the CCR database after the initial registration, the Contractor is required to review and update on an annual basis from the date of initial registration or subsequent updates its information in the CCR database to ensure it is current, accurate and complete. Updating information in the CCR does not alter the terms and conditions of this contract and is not a substitute for a properly executed contractual document.
(2) (i) If a Contractor has legally changed its business name, "doing business as" name, or division name (whichever is shown on the contract), or has transferred the assets used in performing the contract, but has not completed the necessary requirements regarding novation and change-of-name agreements in FAR subpart 42.12, the Contractor shall provide the responsible Contracting Officer a minimum of one business day's written notification of its intention to
(A) change the name in the CCR database; (B) comply with the requirements of subpart 42.12; and (C) agree in writing to the timeline and procedures specified by the responsible Contracting Officer.
The Contractor must provide with the notification sufficient documentation to support the legally changed name.
(ii) If the Contractor fails to comply with the requirements of paragraph
(t)(2)(i) of this clause, or fails to perform the agreement at paragraph
(t)(2)(i)(C) of this clause, and, in the absence of a properly executed novation or change-of-name agreement, the CCR information that shows the Contractor to be other than the Contractor indicated in the contract will be considered to be incorrect information within the meaning of the "Suspension of Payment" paragraph of the electronic funds transfer (EFT) clause of this contract.
(3) The Contractor shall not change the name or address for EFT payments or manual payments, as appropriate, in the CCR record to reflect an assignee for the purpose of assignment of claims (see Subpart 32.8, Assignment of Claims). Assignees shall be separately registered in the CCR database. Information provided to the Contractor's CCR record that indicates payments, including those made by EFT, to an ultimate recipient other than that Contractor will be considered to be incorrect information within the meaning of the "Suspension of payment" paragraph of the EFT clause of this contract.

(4) Offerors and Contractors may obtain information on registration and annual confirmation requirements via the internet at http://www.ccr.gov or by calling 1-888-227-2423 or 269-961-5757.
[End of Clause]
31 252.246-7000 MATERIAL INSPECTION AND RECEIVING REPORT MAR/2003
(a) At the time of each delivery of supplies or services under this contract, the Contractor shall prepare and furnish to the Government a material inspection and receiving report in the manner and to the extent required by Appendix F, Material Inspection and Receiving Report, of the Defense FAR Supplement.
(b) Contractor submission of the material inspection and receiving information required by Appendix F of the Defense FAR Supplement by using the Wide Area WorkFlow-Receipt and Acceptance (WAWF-RA) electronic form (see paragraph (b)(1) of the clause at 252.232- 7003) fulfills the requirement for a material inspection and receiving report (DD Form 250).
(End of clause)
32 52.204-4005 REQUIRED USE OF ELECTRONIC CONTRACTING JUN/2004
(TACOM)
(a) All contract awards, modifications and delivery orders issued by TACOM will be issued electronically. The contractor has the 25 33
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option to receive these actions either via the Worldwide Web (WWW) or Electronic
Data Interchange (EDI). Many provisions/clauses that appear "by reference", meaning only clause titles and regulation site are listed; their full texts can be found at the website http://farsite.hill.af.mil/
(b) In order to be eligible to receive an award under this solicitation, the successful offeror must be registered with the Department of Defense (DOD) Central Contractor Registration (CCR). The CCR registration process may be done electronically at the World Wide Web (WWW) site: http://www.ccr.gov/ . (In order to be registered to use EDI, you must use the long form for registration. Certification information, including information on the EDI 838 TPP, must be furnished to the Contracting Officer within 60 calendar days after contract award to complete networking requirements within the Government.)
(c) Worldwide Web Distribution. The contractor will receive an electronic Notice of the Award, Modification, or Delivery Order via e-mail. If you choose the WWW option, you must download the file from the appropriate TACOM webpage:
Warren: http://contracting.tacom.army.mil/awards_official.htm
Rock Island: http://aais.ria.army.mil/AAIS/AWDINFO/index.htm
Picatinny: http://procnet.pica.army.mil/Contracts/Index.htm
Red River Army Depot: http://www.redriver.army.mil/contracting/Awards
Anniston Army Depot: http://www.anadprocnet.army.mil
(d) Electronic Data Interchange. If you choose to receive contract awards, modifications and delivery orders through EDI, they will be delivered electronically via the Federal Acquisition Network (FACNET). Federal Standard Version 3050 of Standard X12 from the

American National Standards Institute (ANSI) will be used as the format for these electronic transactions. (1) You must complete the EDI 838 Trading Partner
 Profile, and must agree (i) to subcontract with a DoD certified VAN or Value Added Service (VAS) provider, or (ii) to become DoD certified as a Value Added Network (VAN). The EDI 838 Training Partner Profile is contained in the basic CCR registration form and includes portions of the registration form which are titled "Optional".
(2) You must select a VAN from the official DoD approved list. DoD Certified VANs are listed at http://www.acq.osd.mil/ec/ecip/index.htm. If your VAN is later removed from the official list, or if you voluntarily drop your initially selected VAN, then you must switch to a VAN that remains on the official DoD approved list. You must maintain an active account on a DoD approved VAN for the entire duration of the contract, beginning no later than the 60th day after award.
(e) Unless otherwise specified elsewhere in the contract, all data items you are required to provide under this contract must be submitted electronically. Acceptable formats include:
(1) Microsoft* 2002 Office Products (TACOM can currently read Office 2002* and lower.): Word, Excel, Powerpoint, or Access
(2) 100 or 250 MEGABYTE ZIP*-DISK, 3 1/2 INCH DISK, or 650 MEGABYTE CD ROM
(3) E-MAIL (Maximum size of each e-mail message is be three and one-half (3.5) megabytes).
(4) Other electronic formats. Before submitting your data in any other electronic format, please e-mail the buyer identified on the face of the contract, with e-mail copy-furnished to amsta-idq@tacom.army.mil, to obtain a decision as to the format's acceptability. This e-mail must be received by the buyer not later than ten calendar days before the required data submission date.
NOTE: The above formats may be submitted in compressed form using self-extracting files.
(f) Additional information can be obtained by sending a message to: acqcenweb@tacom.army.mil or by calling (586) 574-7059.
[End of Clause]
33 52.204-4009 MANDATORY USE OF CONTRACTOR TO GOVERNMENT ELECTRONIC
 COMMUNICATION JUN/1999
(TACOM)
(a) All references in the contract to the submission of written documentation shall mean electronic submission. All electronic submissions shall be in the formats and media described in the "Electronic Quotations/Offers/Bids Required in Response to this Request for Quotations/Proposals/Bids" clause elsewhere in this document. (See Section K for commercial acquisitions, Section L for RFPs, and Section I for RFQs.)
(b) This shall include all written unclassified communications between the Government and the Contractor except contract awards and contract modifications which shall be posted on the internet. Return receipt shall be used if a commercial application is available. Classified information shall be handled in full accordance with the appropriate security requirements.
(c) In order to be contractually binding, all Government communications requiring a Contracting Officer signature must be sent

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from the Contracting Officer's e-mail address. The Contractor shall designate the personnel with signature authority who can contractually bind the contractor. All binding contractor communication shall be sent from this contractor e-mail address(es).
(d) Upon award, the Contractor shall provide the Contracting Officer with a list of e-mail addresses for all administrative and technical personnel assigned to this contract.
(e) Unless exempted by the Procuring Contracting Officer in writing, all unclassified written communication after contract award shall be transmitted electronically.
[End of Clause]
34 52.211-4016 CARC PAINT-PRETREATMENT REQUIREMENTS FOR FERROUS, GALVANIZED AND
 DEC/2004
ALUMINUM SURFACES
(a) Ferrous and galvanized surfaces shall be cleaned and pretreated with a Type 1, microcrystalline zinc phosphate system per TT-C- 490E. Alternate pretreatment systems for ferrous substances must meet the performance tests specified in paragraphs 3.5.7, 3.5.8, 4.2.7, and 4.2.8 of TT-C-490E. Corrosion resistance tests on steel substrates will be conducted on a monthly basis (two test coupons) when solvent-borne primers are used and bi-monthly (two test coupons) when electrocoat primers are used. This test frequency shall begin once the process has been found to be in statistical control.
Unless otherwise specified, MIL-P-53022 and -53030 primers on steel substrates shall be salt spray tested for 336 hours (ASTM B117). All electrocoat primers on steel substrates shall be tested for 1000 hours. Test coupons shall be scraped at a 30 degree contact angle (approximate), with a one inch (approximate) metal blade such as a putty knife, between 24 and 168 hours after removal from the neutral salt spray cabinet for coupon evaluation. All TT-C-490E (Type I) zinc phosphate pretreatment systems must be documented and approved by the procuring activity prior to use. The procedure containing all the elements specified in paragraph 3.2 of TT-C-490E shall be available for review at the applicator's facility. The prime contractor shall notify the procuring activity no less than 45 days prior to start of pretreatment/painting that the procedure is available for review and approval. Qualification will consist of verification that the process with its controls can meet the performance requirements in the specification. A list of TACOM approved facilities is available at HTTP://contracting.tacom.army.mil/engr/eng.htm . These facilities are capable of meeting the performance requirements.
Requalification of the process shall be required if the process is changed outside the limits defined in the TACOM letter of system approval provided to the application facility.
Note: Zinc phosphate systems for galvanized surfaces require different controls than those for steel.

Hot dipped galvanized surfaces are highly prone to chlorine/chloride contamination from the galvanizing flux process. This contaminant must be removed prior to pretreatment for the coating system to pass these performance tests. Test coupons for salt spray/ACT shall have a maximum primer dry film thickness of 1.5 mils. The test coupons must duplicate the production painting process as closely as possible. If production is force cured, test coupons shall be cured in an identical manner.
(b) Qualification and control of pretreatment systems for galvanized substrates shall be performed using Accelerated Corrosion Test protocol contained in GM 9540P rather than salt spray. Test coupons with pretreatment and primer only shall be cured for seven days, and then scribed through the primer to the substrate. After 40 cycles of test exposure, the test coupons shall be scraped at a 30 degree contact angle (approximate), with a one inch (approximate) metal blade such as a putty knife, both parallel and perpendicular to the scribe after removal from the test chamber for coupon evaluation. There shall be no more than 3 mm of corrosion, blistering, or loss of paint adhesion from the scribe line and no more than 5 blisters in the field with none greater than 1 mm diameter. This test shall be performed at three month intervals (two test coupons) to ensure that the process remains in control.
(c) Aluminum substrates require a chromate conversion coating per MIL-C-5541E
(or alternate, see note below). If any other alternate pretreatment is considered, it must pass 120 cycles of GM9540P with a design of experiments test matrix approved by the procuring activity. After completion of the cyclic salt environment exposure, the panels shall be scraped as described above, and shall have no more than 0.5 mm paint loss (creep-back) from the scribe. In addition, there shall be no more than 5 blisters in the field with none larger than 1mm diameter. After completion of the 120 cycle corrosion resistance test evaluation, each test panel will be subjected to cross hatch tape test
(ASTM D3359, minimum tape adhesion rating of 45 oz. per inch of width).
The test pattern shall be 4 lines x 4 lines scribed to the metallic layer at 2mm intervals (approximate) and shall be done no closer than 12 mm from any panel edge or the scribe. The removal of two or more complete squares of primer shall constitute failure. Any alternate system must demonstrate its ability to pass both corrosion and adhesion tests on 5 consecutive days of production to be considered acceptable. Note: The only alternative products which have demonstrated their ability to meet these requirements for 5000 and 6000 series aluminum alloys are Alodine 5200 and Alodine 5700. Documented process controls shall be established which comply with the manufacturer's technical bulletin. Spray-to-waste systems will require fewer process controls than an immersion process.
(d) The use of TT-C-490E Type III: Vinyl Wash Primer (DOD-P-15328) is
prohibited due to its hexavalent chromium content and high VOC level. Bonderite 7400 is an approved, environmentally friendly alternative for wash primer. The application and control process
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shall be documented. This product is subject to the same salt spray requirements as a zinc phosphated product. The number of process controls for this product is dependent upon its method of application. The specific controls shall be in agreement with the product manufacturer's technical bulletin to provide the level of performance required for zinc phosphated substrates. Spray-to-waste applications will require fewer process controls than an immersion process.
(e) Acceptance of production painted parts is contingent upon the painted surface meeting the dry film thickness and cross hatch adhesion requirements.
The use of multiple head cutters for acceptance testing is prohibited. The CARC painted surface shall be free of any blisters, pores or coverage voids.
[End of Clause]
35 52.211-4030
SPECIAL TESTING REQUIREMENTS FOR CHEMICAL AGENT RESISTANT COATINGS MAR/2001 (TACOM) (CARC) ON METALLIC SURFACES
(a) Application: MIL-C-46168 ___________
MIL-C-53039
MIL-PRF-22750
(b) End-Item Paint Inspection: After the complete paint finish has been applied and cured* (See *Note, below), the Contractor ________________________________
shall test and inspect two units per lot for (i) workmanship, (ii) total paint film thickness, and (iii) paint adhesion. Unless otherwise agreed to between the Contractor and the cognizant Government quality assurance representative, a lot shall be defined as all ___ units submitted for final Government acceptance at one time. The use of test panels in lieu of actual production units is prohibited. At final inspection, the cumulative total paint film thickness of pretreatment, primer, and topcoat shall at a minimum conform to the sum of the minimum thicknesses for individual elements of the paint finish as specified in the Film Thickness Table below. Sufficient locations shall be spot-checked to ensure proper workmanship and paint thickness uniformity. The size and configuration of the unit as well as the number of vendors responsible for the paint finish of component parts shall be taken into consideration in determining the number of locations to be checked. The specific number of test locations shall be agreed to by the cognizant Government quality assurance representative in advance. In addition, two locations on each sample unit shall be selected to conduct the scribe tape test. The test locations shall be routinely varied among the following:
(1) Directly adjacent to a weld
(2) On or directly adjacent to a machine cut or sheared edge.
(3) On any mechanically formed surface when lubricants/drawing compounds were used.
(4) On paint touch-up areas.
(c) The precise location for each scribe tape test shall be in an inconspicuous location that has been accepted by the cognizant Government quality assurance representative before the test is conducted.
(d) Upon completion of the scribe tape test, the scribe marks shall be feathered into the adjacent area and touched up with the required top coat so that the tested area again conforms to the applicable minimum specified in the Film Thickness Table below. *Note: The complete paint finish is defined as the pretreatment, primer, and topcoat applied to the substrate. Curing of the complete paint finish is dependent upon temperature, humidity, and paint film thickness. The time necessary to achieve sufficient adhesion to pass the scribe tape test must be determined by each facility.
For purposes of this test, curing at ambient temperature will take from 24 days.
(e) Test Methods: ____________
(1) Film Thickness. Film thickness shall be verified with a nondestructive film gage. The gage shall be suitable for ______________ measurements over the applicable substrate material and shall have sufficient accuracy to ensure compliance to the thickness limitations. The gage shall be capable of being calibrated. If no other calibration specification or requirement is identified elsewhere in this contract, then the gage shall be calibrated in accordance with ISO 10012.
(2) Scribe Tape Test. The following test procedure shall be followed. The test surface shall be sufficiently warm and dry _______________________
to ensure adhesion of the tape. All dimensions cited in this Scribe Tape Test description are approximate:
(i) Scribe four one-inch lines completely through
the paint finish to the substrate, one sixteenth to three thirtyseconds of an inch apart.
(ii) Scribe four additional one-inch lines, completely through the paint finish, one sixteenth to three thirty-seconds of an inch apart, rotated 90 degrees with respect to the first set of lines. The resulting pattern shall contain nine squares.
(iii) Press a length of A-A-1830, A-A-884, or any commercially available tape with a minimum adhesion rating of 45 oz. per inch of width firmly over the scribed pattern, rubbing out all air pockets.
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(iv) Wait 10 seconds, minimum. Grasp a free end of the tape and at a rapid speed strip it from the paint surface by pulling the tape back upon itself at
180 degrees.
(f) Interpretation of Test Results ______________________________
NOTE: These two tests are not a substitute for corrosion tests such as neutral salt spray or accelerated corrosion tests which verify _______________________
______________________________________________________________________________
coating durability. _______________
(1) Film Thickness. All applicable surfaces shall have complete paint coverage.
A minimum of 75% of the applicable surfaces of each test unit shall meet the minimum, cumulative dry film thickness requirements. Failure of either test unit shall result in rejection of the production lot that it represents.
FILM THICKNESS TABLE
SPECIFICATION DRY FILM THICKNESS (Mils) _____________ _________________________

DOD-P-15328* 0.3 - 0.5
MIL-PRF-23377 1.0 - 1.5
MIL-P-53022 1.0 - 1.5
MIL-PRF-22750 1.3 - 1.7
MIL-P-53030 1.0 - 1.5
MIL-C-46168 1.8 - 3.2
MIL-C-53039 1.8 - 3.2
*May not be allowed per contract due to VOC and hexavalent chromium content.
(2) Scribe Tape Test (Adhesion). The removal of two or more complete squares of top coat, or top coat-primer-pretreatment coating, from either test unit constitutes test failure and the production lot from which it comes is rejected. Removal of overspray does not constitute test failure.
Notice: The scribe tape test is designed to detect any deficiency in the paint application process that would affect the durability of the CARC finish. Typical causes of failure are:
(i) Inadequate cleaning of the substrate.
(ii) Contamination of the surface between coatings.
(iii) Excessive paint film thickness in a single coating application.
(iv) Application of a coating over a previous coating which has not been adequately cured.
It is strongly recommended that the Contractor implement rigid in-process controls in conjunction with the best industrial painting practices to ensure that the performance requirements specified in this clause are met.
[End of Clause]
36 52.211-4036
FORMAT OF THE TECHNICAL DATA PACKAGE APR/2000
(TACOM)
(a) The TDP for the contract item is available only in electronic format via the TACOM Contracting Webpage
(contracting.tacom.army.mil). TACOM-Warren has discontinued its practice of providing hard copies (i.e. CD ROM) of technical data packages (TDPs). You must obtain a copy of the TDP for this solicitation via the TACOM Contracting Webpage. For those TDPs not available via the webpage, the TDP will be issued free of charge in CD-ROM format. The CD-ROM includes the necessary software to access, view, and print individual images that are included in the TDP. The CD-ROM can be read in any personal computer that includes a CD-ROM drive. If your company does not have a personal computer with a CD-ROM drive, you can take the CD-ROM disk to any of various commercial computing or copying/printing service, to have hard copies produced.
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(b) TDPs available via the TACOM Contracting Webpage may be purchased in CD ROM format for a fee of $4.60 each. Requests for CD ROMs and payment should be mailed to:
USATACOM
AMSTA-CM-CDD (TDP Requests)
Warren, MI 48397-5000
Make checks payable to the United States Treasury. Points of Contact for this initiative: Diane Woods at (586) 574-7061, and Gloria McCullough at (586) 574-7064.

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

[End of Provision]
37 52.246-4010 DEPOT ADDRESS FOR THE APPLICABLE MODE OF SHIPMENT: IN-THE-CLEAR
 MAY/2004
(TACOM) ADDRESSES
Rail/ MILSTRIP
Motor Address Rail Motor Parcel Post
SPLC* Code Ship To: Ship To: Mail To: ______ ________ ________ ________ ______
206721/ W25G1U Transportation Officer Transportation Officer Transportation Officer
209405 Defense Dist Depot Defense Dist Depot Defense Dist Depot
Susquehanna Susquehanna Susquehanna
New Cumberland, PA New Cumberland, PA New Cumberland, PA 17070-5001
NOTE: All deliveries to New Cumberland MUST be scheduled at least 10 days prior to the delivery date. The carrier or contractor must call the New Cumberland DDSP customer service number, 800-307-8496 and provide the following information: contract number, item name, National Stock Number, total weight and cube, and vendor. All shipments to this MILSTRIP address code (W25G1U) are for mission stock and they will need to know that as well, but if you have instructions from the Contracting Officer to use MILSTRIP address code W25N14 instead, you must inform the appointment-taker that the delivery is for Consolidation and Containerization Point (CCP) stock. Appointments for FOB Origin shipments should be coordinated with DCMA Transportation.
875670/ W62G2T
Transportation Officer Transportation Officer Transportation Officer
875675 XU Def Dist Depot XU Def Dist Depot Dist Depot San Joaquin
San Joaquin San Joaquin P O Box 96001
25600 S Chrisman Rd 25600 S Chrisman Rd Stockton, CA 95296-0130
Rec Whse 10 Rec Whse 10
Tracy, Ca 95376-5000 Tracy, Ca 95376-5000
471995/ W31G1Z Transportation Officer Transportation Officer Transportation Officer
471996 Anniston Army Depot, Anniston Army Depot, Anniston Army Depot,
Bynum, AL Bynum, AL Anniston, AL 36201-5021
209741/ W25G1R Transportation Officer Transportation Officer Transportation Officer
209770 Letterkenny Army Depot, Letterkenny Army Depot, Letterkenny Army Depot, Culbertson, PA Chambersburg, PA Chambersburg, PA 17201-4150
661136/ W45G19 Transportation Officer Transportation Officer Transportation
 Officer
661157 Red River Army Depot, Red River Army Depot, Red River Army Depot, Defense, TX Texarkana, TX Texarkana, TX 75507-5000
764538/ W67G23 Transportation Officer Transportation Officer Transportation
 Officer
764535 Tooele Army Depot, Tooele Army Depot, Tooele Army Depot,
Warner, UT Tooele, UT Tooele, UT 84074-5003
***SPLC indicates Standard Point Locator Code. _ _ _ _
NOTE: The following is applicable only when so specified in an individual order or delivery increment: _____ ____
This requirement is a depot replenishment buy, a portion of which is or may be required to fill Direct Support System (DSS)
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requisitions. Shipment shall be made, as specified, to one or more of: New
Cumberland Army Depot
Red River Army Depot

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

Sharpe Army Depot
prior to shipments to any other depots as may be designated. When more than one depot is designated for DSS shipments, priority shipments will be made equally to each of the designated destinations.
[End of Clause]
38 52.246-4026 LOCAL ADDRESS FOR DD FORM 250 JAN/2002
(TACOM)
(a) The contractor must provide a copy of each Material Inspection and Receiving Report (DD 250) pertaining to this contract, to the addresses given below, using either of the following methods:
(1) Our first preference is for you to use electronic mail (e-mail), using the following e-mail address:
DD250@tacom.army.mil
(2) Our second preference is for you to use data facsimile
(datafax) transmission, using this fax number: (586) 574-5527 and use "DD250 mailbox" in the "to:" block of your fax cover or header sheet.
In either method, do not mix DD250s from more than one contract in a single transmmission. That is, you may submit multiple DD250s in a single transmission, but they must all be against the same contract.
(b) These copies meet the requirements for the Purchasing Office copy and the Army Inventory Control Manager copy listed in tables 1 and 2 of DFARS Appendix F.
(c) The DD250 form may be found, in three different formats, on the World
Wide Web at
http://www.dtic.mil/whs/directives/infomgt/forms/forminfo/forminfopage2126.html
[End of Clause]
39 52.246-4028 INSPECTION POINT: ORIGIN FEB/1994
(TACOM)
We will inspect the supplies as described elsewhere in this solicitation/ contract before acceptance. Fill-in the location, contractor's or subcontractor's plant, where origin inspection will occur.
CONTRACTOR'S PLANT: Mile Marker Inc.
________________________________________________________________________________
(Name)
2121 Blount Road, Pomano Beach, FL 33069
--------------------------------------------------------------------------------
(Address) (City) (County) (State) (Zip)
SUBCONTRACTOR'S PLANT: _________________________________________________________
(Name)
-----------------------------------------------------------------------
(Address) (City) (County) (State) (Zip) [End of Clause]
40 52.247-4005 SHIPMENT OF SUPPLIES AND DETENTION OF CARRIER'S EQUIPMENT AUG/2003 (TACOM) (a) Unless otherwise directed, shipment items under this contract in following order of priority:
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

MILE MARKER INC.
(1) Government/Commercial Bills of Lading or US Postal Services;
(2) Prepaid Commercial Bill(s) of Lading with transportation charges entered as a separate item on the invoice; or
(3) As otherwise instructed when the contract prohibits use of Government funds for transportation costs.
(b) The Contractor will request:
(1) Government Bills of Lading and
(2) Routing and other instructions, including Defense Transportation Regulation
(DTR), DOD Regulation 4500.9-R-Part 2 Cargo Movement, as to the methods of shipment to be followed by the Contractor, or
(c) The Contractor and subcontractor(s) must allow prompt and convenient access of carrier's equipment to loading docks or platforms where the contract items supplies will be loaded. Any charges for detention of carrier's equipment shall be for the account of the Contractor, except when the detention is required or caused by the Government.
[End of Clause]
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LIST OF ATTACHMENTS
List of Number
Addenda Title Date of Pages Transmitted By ________________ ____________________
________________________________________

Attachment 001 TDP IS ON THE WEBPAGE
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